Serial Number [           ]
                                                     ---------------------------

         Void after 5:00 p.m., New York Time, on May 15, 2001(unless extended as provided below)

                                                     Option to Purchase certain
                                                     Shares of Common Stock,
                                                     dated May 16, 1996.

                                 CERTIFICATE OF
                         OPTION TO PURCHASE COMMON STOCK
                                       OF
                            CHEUNG LABORATORIES, INC.

This Is To Certify That, FOR VALUE RECEIVED, _______________________________, his/her nominees, or assigns (hereinafter, the "Holder(s)") are entitled to purchase, subject to the provisions of this Option (its successors, divisions or additions), from Cheung Laboratories, Inc., a corporation duly organized, in good standing within its domicile, and whose offices as of the date hereof are at 10220-I Old Columbia Road, Columbia, MD 21046 (hereinafter, the "Company"), ________________________________( )shares of restricted and legended common stock of the Company ("Common Stock") at a purchase price (the "Stock Purchase Price") equal to Thirty Five Cents ($00.35 U.S.)per share in such amounts and at such times as are provided herein. The Stock Purchase Price and, in some cases, the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Option. This Option shall be exercisable in whole or in part at any time after May 16, 1996 (the " Commencement Date"), unless extended in accordance with Section 9, not later than 5:00 P.M. (New York Time) on the Expiration Date (as defined below), upon surrender to the Company at its principle office at 10220-I Old Columbia Road, Columbia, Maryland 21046-1705,
Attention: Chairman of the Board of Directors (or at such other location as the Company may advise Holder(s) in writing) of this Option properly endorsed with the form of Subscription Agreement attached hereto duly filled in and signed and upon payment in cash or cashier's check of the aggregate Stock Purchase Price for the number of shares for which this Option is being exercised determined in accordance with the provisions hereof. Unless extended in accordance with
Section 9, this Option and all rights hereunder, to the extent not exercised in the manner set forth herein shall terminate and become null and void on the Expiration Date."Expiration Date" means 5:00 P.M. (New York Time) on the fifth anniversary of the Commencement Date. In the event that the Holder(s) does not exercise this Option pursuant to the terms of this Option, then this Option shall expire, be canceled, and be null and void.

         This Option is subject to the following terms and conditions:

         1. Exercise: Issuance of Certificates; Payment for Shares; Conversion Right.
            --------------------------------------------------------------------

                  1.1 Duration of Exercise of Option. This Option is exercisable at the option of the Holder(s) at any time or from time to time after the Commencement Date but not later than 5:00 P.M. (New York Time) on the Expiration Date(unless extended in accordance with Section 9), for all or a portion of the shares of Stock which may be purchased hereunder. The Company agrees that the shares of Stock purchased under this Option shall be and are deemed to be issued to Holder(s) as the record owner of such shares at the close of business on the date on which this Option shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Stock so purchased, together with any other securities or property to which Holder(s) is entitled upon such exercise, shall be delivered to Holder(s) by the Company or its transfer agent at the Company's expense within a reasonable time after the rights represented by this Option have been exercised. Each stock certificate so delivered shall be in such denominations of Stock as may be requested by

         Holder(s) and shall be registered in the name of Holder(s) or such other name as shall be designated by Holder(s). If, upon exercise of this Option, fewer than all of the shares of Stock evidenced by this Option are purchased prior to the Expiration Date of this Option, one or more new options substantially in the form of, and on the terms in, this Option will be issued for the remaining number of shares of Stock not purchased upon exercise of this Option.

         2. Shares to Be Fully Paid: Reservation of Shares. The Company covenants and agrees that all shares of Stock which may be issued upon the exercise of this Option (the "Option Shares") shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens, and charges with respect to the issuance thereof. The Company will take all such reasonable actions as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Stock may be listed.

         3. Adjustment of Stock Purchase Price and Number of Shares. The Stock Purchase Price and, in some cases, the number of shares purchasable upon the exercise of this Option shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

                  3.1 Split or Combination of Stock and Stock Dividend: In case the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares or declare a dividend upon its Stock payable solely in shares of Stock, the Stock Purchase Price in effect immediately prior to such subdivision or declaration shall be proportionally reduced, and the number of shares issuable upon exercise of the Option shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares (such as a reverse stock split, but not to include the anticipated redemption of 20,000,000 shares of stock from Mr. Gao Yu Wen) the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares issuable upon exercise of the Option shall be proportionately reduced.

                  3.2 Dilutive Issuances. If prior to completion of the Company's Next Public Offering, the Company shall sell or issue at any time after the Commencement Date of this Option and prior to its termination, shares of Common Stock at a consideration per share less than $00.35, or convertible securities with conversion rate less than $00.35 per share, or Warrants or Options with strike price less than $00.35 per share, then, upon such sale or issuance, the Stock Purchase Price shall be reduced to the lowest of the above.


                  3.3 Notice of Adjustment. Promptly after adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Option, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered Holder(s) of this Option at the address of such Holder(s) as shown on the books of the Company. The notice shall be signed by the Company's President or Chief Executive Officer and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  3.4      Notices.  If at any time:
                           -------

                           3.4.1 the Company  shall  declare  any cash  dividend
                  upon its Stock;

                           3.4.2 the Company shall declare any dividend upon its
                  Stock payable in stock (other than a dividend payable solely in shares of Stock) or make any special dividend or other distribution to the Holder of its Stock;

                           3.4.3 there shall be any  consolidation  or merger of
                  the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or

                           3.4.4 there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the registered Holder(s) of this Option at the address of such Holder(s) as shown on the books of the Company, (i) at least 30 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such dissolution, liquidation or winding-up; (ii) at least 10 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, and (iii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 30 days written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend, distribution or option rights, the date on which the Holder of Stock shall be entitled thereto. Any notice given in accordance with clause
         (iii) above shall also specify the date on which the Holder(s) of Stock shall be entitled to exchange their Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. If the Holder(s) of the Option does not exercise this Option prior to the occurrence of an event described above, except as provided in Sections 3.1 and 3.5, the Holder(s) shall not be entitled to receive the benefits accruing to existing holders of the Stock in such event. Notwithstanding anything herein to the contrary, if and to the extent the Holder(s) chooses to exercise this Option within the 10-day period following receipt of the notice specified in clause (ii) above, the Holder(s) may elect to pay the aggregate Stock Purchase Price by delivering to the Company cash or a cashier's check in the amount of the aggregate par value of the shares of Stock to be purchased and the Holder's full recourse Promissory Note in the amount of the balance of the aggregate Stock Purchase Price, which Note shall be payable to the order of the Company in a single sum on the 30th day following the date of receipt of such notice and shall bear interest at the lowest applicable federal short-term rate (using monthly compounding) as established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, or any successor provision; provided, however, that if the Holder(s) elects to deliver such a Promissory Note to the Company, the Holder(s) will pledge to the Company all Stock issued in connection with the exercise of this Option, and the Company shall retain possession of the certificates evidencing such Stock, until such time as the Note is paid in full.

                  3.5  Changes  in  Stock.  In case at any  time  following  the
         Commencement Date hereof, the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of the Stock) in which the previously outstanding Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that each Holder, upon the exercise hereof on or before the Consummation Date, shall be entitled to receive, and this Option shall thereafter represent the right to receive, in lieu of the Stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which such Holder would actually have been entitled as a stockholder upon the consummation of the Transaction if such Holder had exercised such Option immediately prior thereto. The provisions of this Section 3.5 shall similarly apply to successive Transactions.

         4. Issue Tax. The issuance of certificates for shares of Stock upon the exercise of the Option shall be made without charge to the Holder(s) of the Option for any issue tax in respect thereof, provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificates in a name other than that of the then Holder(s) of the Option being exercised.

         5. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Option shall be construed as conferring upon the Holder(s) hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment to the Stock Purchase Price pursuant to Section 3.1 in the event of a dividend on the Stock payable in shares of Stock, no dividends or interest shall be payable or accrued in respect of this Option or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Option shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder(s) to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the Holder(s) hereof, shall give rise to any liability of such Holder(s) for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

                6. Exchange, Assignment or Loss of Option. Subject to applicable securities laws and the terms of the legend set forth in Section 7.2 hereof, this Option certificate is fully exchangeable and (by definition) assignable, without expense, at the option of the Holder(s), upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Option certificates of different denominations entitling the Holder(s) hereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.

Any assignment hereof shall be made by surrender of this Option to the Company or at the office of its stock transfer agent, if any, with a written, executed assignment, instructions and funds sufficient to pay transfer tax (if any); whereupon the Company shall, without charge, execute and deliver a new Option certificate in the name of the assignee(s) named in such instrument of assignment and this Option certificate shall promptly be canceled. This Option may be divided upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice, specifying the names and denominations in which new Options are to be issued, and signed by the Holder hereof. The terms "Option" and "Options" as used herein include any Options issued in substitution for or replacement of this Option, or into which this Option may be divided or exchanged.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Option, if mutilated, the Company will execute and deliver a new Option of like tenure and date. Any such new Option executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Option so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone. Nevertheless, neither the Company or the Holder(s) anticipate that this Option or any successor Option shall itself be registered (rather that the underlying shares shall be registered), the Company shall not impose unreasonable burdens on the Holder(s) with respect to indemnification if same becomes necessary.


         7. Restrictions on Transferability of Securities; Compliance with Securities Act.
             -------------------------------------------------------------------

                  7.1 Restrictions on Transferability. This Option or the Option Stock or any other security issued or issuable upon exercise of this Option may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom this Option or such Option Stock may legally be transferred pursuant to this Section 6 hereof without registration and without the delivery of a current prospectus under the Securities Act with respect thereto; and then only against receipt by the Company of an agreement from such person to comply with the provisions of this Section 7 with respect to any resale or other disposition of such securities.

                  7.2 Restrictive Legend. Each certificate representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):


         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

         8. Registration Rights. The Holder(s) of this Option shall have the registration rights set forth as follows:

                      8.1 Demand Registration. If at any time, after the Next Public Offering of registered Common Shares of the Company the Holder(s) shall decide to sell or otherwise dispose of Option Stock then owned or to be owned upon intended exercise of this Option by the Holder(s) , then the Holder(s) may give written notice to the Company of the proposed disposition, specifying the number of shares of Option Stock to be sold or disposed of and requesting that the Company prepare and file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such Option Stock.

         The Company shall within 10 days thereafter give written notice to the other Holders of Option or Option Stock of such request and each of the other Holders shall have the option for a period of 30 days after receipt by it (them) of notice from the Company to include its (their) Option Stock in such registration statement. The Company shall use its best efforts to cause an appropriate registration statement (the "Registration Statement") covering such Option Stock to be filed with the Securities and Exchange Commission (the "Commission") and to become effective as soon as reasonably practicable and to remain effective until the completion of the distribution of the Option Stock to be offered or sold; provided, however, that not more than once in any twelve month period the Company shall have the right to postpone for a period of up to 60 days any demand made pursuant to this Option if the underwriters for such offering advise the Company in writing that market conditions make such a postponement advisable to the Company.

         The Holder(s)  whose Option Stock is (are)  included in a  Registration
         Statement   is  (are)   hereinafter   referred   to  as  the   "Selling
         Shareholder(s)".

         Each notice delivered by a Selling Shareholder(s) to the Company pursuant to this Section 8.1 shall specify the Option Stock intended to be offered and sold by such Selling Shareholder(s), express such Selling Shareholder(s) present intent to offer such Common Shares for distribution, and contain the undertaking of such Selling Shareholder(s) to provide all information and materials and to take all action as may be required in order to permit the Company to comply with all applicable requirements of the Securities Act, and any rules and regulations promulgated thereunder, and to obtain acceleration of the effective date of such Registration Statement.

         The Company shall not be obligated to file more than three Registration Statements pursuant to the foregoing provisions of this Section 8.1. The Company shall bear all of the Costs and Expenses of the first such registration. The Selling Shareholder(s) shall bear the costs and expenses of all further registrations pursuant to this Section 8.1. A demand for registration under this Section 8.1 will not count as such until the Registration Statement has become effective.

                         8.2 Shelf Registration By Original Holder. At any time and from time to time during the term of this Option or its successors, the original Holder(s), and only the original Holder(s) may demand (and actually expects) that the Company will file a Registration Statement with the Commission for the registration of underlying shares issuable upon exercise of this Option or any part thereof, whether or not said Option has, in the interim been assigned or re-assigned to other parties.

         In this event, the Company shall pay all of the Costs and Expenses of said Registration for each such demand except that the Holder(s) shall be responsible, if such demand is made by the Holder(s) during a period in which the Company is unable or unqualified to file a "short form" S-3 Statement (or its then relevant equivalent) for paying all of the Costs and Expenses of said Registration which are estimated to exceed costs for a similar Registration assuming the Company had been, as of the date of the demand, a reporting Company for three (3) years and could file a "short form" statement. In this case, the costs payable by the Holder(s) shall be determinable by securities counsel to the Company and both the Company and the Holder(s) are entitled to rely on such an estimate.

         Once filed, the Company shall be obligated to continue this "shelf registration" for the maximum time allowable under the then relevant regulations, at its sole expense.

                     8.3  Incidental  Registration.  Other than as  covering  in
         Section 8.2 hereof, if at any time the Company shall propose the filing of a Registration Statement on an appropriate form under the Securities Act for the registration of any securities of the Company, other than a registration statement on Form S-4 or S-8 or any equivalent form of registration statement then in effect, then the Company shall give the Holder(s) notice of such proposed registration and shall include in any Registration Statement relating to such securities all or a portion of the Option Stock then owned or to be owned by such Holder(s), which such Holder(s) shall request (such Holder(s) to be considered "Selling Shareholder(s)"), by notice given by such Selling Shareholder(s) to the Company within 15 business days after the giving of such notice by the Company, to be so included. In the event of the inclusion of Option Stock pursuant to this Section 8.3, the Company shall bear the Costs and Expenses of such registration; provided, however that the Selling Shareholder(s) shall pay the fees and disbursements of their own counsel and, pro-rata based upon the number of shares of Option Stock included therein as these relate to the total number of Common Shares to be offered or sold, the Securities Act registration fees and underwriters discounts and compensation attributable to the inclusion of such Option Stock. Nothing in this Section 8.3 shall require the registration of Option Stock in a Registration Statement relating solely to (a) securities to be issued by the Company in connection with the acquisition of the stock or the assets of another corporation, or the merger or consolidation of any other corporation by or with the Company or any of its subsidiaries, or an exchange offer with any corporation, (b) securities to be offered to the then existing security holders of the Company, or (c) securities to be offered to employees of the Company. In the event the distribution of securities of the Company covered by a Registration Statement referred to in this Section 8 is to be underwritten, then the Company's obligation to include Option Stock in such a Registration Statement shall be subject, at the option of the Company, to the following further conditions:

                    (a)  The   distribution  for  the  account  of  the  Selling

         Shareholders shall be underwritten by the same underwriters who are underwriting the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement and the Selling Shareholder(s) shall enter into an agreement with such underwriters containing customary provisions.

                    (b) If the Selling Shareholders are included in the Registration Statement and if the underwriting agreement entered into with the aforesaid underwriters contains restrictions upon the sale of securities of the Company, other than the securities which are to be included in the proposed distribution, for a period not exceeding 90 days from the effective date of the Registration Statement, then such restrictions shall be binding upon the Selling Shareholder(s) with respect to any Option Stock not covered by the Registration Statement and, if requested by the underwriter, the Selling Shareholder(s) shall enter into a written agreement to that effect.

                    (c) If the underwriters shall state in writing that they are unwilling to include any or all of the Selling Shareholder(s)' Option Stock in the proposed underwriting because such inclusion would materially interfere with the orderly sale and distribution of the securities being offered by the Company, then the number of the Selling Shareholder(s)' shares of Option Stock to be included shall be reduced pro rata on the basis of the number of shares of Option Stock originally requested to be included by such Selling Shareholder(s), or there shall be no inclusion of the shares of the Selling Shareholder(s) in the Registration Statement not proposed distribution, in accordance with such statement by the underwriters.

         However, if in such an event, the Holder(s) hereof shall not be able to include at least fifty percent (50%) of the Option Stock originally requested to be included, then the Company shall agree to pay all of the Costs and Expenses of a Shelf Registration to be filed at a later date.


             9. Renewal of Exercise Rights. If, while this Option or any portion of it remains in effect, Holder(s) wish to extend their rights to exercise all or a portion of this Option which would otherwise expire and be lost to them, they may do so by paying to the Company Five Cents($00.05) per common share pertaining to that portion of the Option which would otherwise expire (the "Renewal Fee") and the Company shall extend that portion of the Option for a further period of five (5) years from the date of receipt of the Renewal Fee but, in no case, beyond 5:00 p.m., New York Time, on May 15, 2006, and shall issue a new Option, identical in every respect to this Option, except that such new Option shall reflect the fact that Holder(s) shall have an additional five
(5) years to exercise their rights to purchase that portion of the Option Stock for which they have paid a Renewal Fee. Payment of the Renewal Fee will confirm no new rights upon the Holder(s) except to extend and renew the time period during which Holder(s) may exercise existing rights under this Option. This provision extends to this Option and all successor Option issuable hereunder.

            10. Modification and Waiver. This Option and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         11. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder(s) hereof or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Option.

         12. Fractional Shares. No fractional shares shall be issued upon exercise of this Option. The Company shall, in lieu of issuing any fractional share pay the Holder(s) entitled to such fraction a sum in cash equal to the fair market value of any such fractional interest as it shall appear on the public market, or if there is no public market for such shares, then as shall be reasonably determined by the Company.

         13. Description Headings and Governing  Law.  The  descriptive headings


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

of the several sections and paragraphs of this Option are inserted for convenience only and do not constitute a part of this Option. This Option shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Maryland.

             14. Validity. If any term, provision, covenant or restriction of this Option is held by a court of competent jurisdiction to be invalid, void or unenforceable, the Company agrees that such term, provision, covenant or restriction shall be reformed to the extent possible consistent with such judicial holding to reflect the intent of the Company and the original Holder as stated herein and the remainder of the terms, provisions, covenants and restrictions of this Option shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the Company that it would have executed this Option including the remaining terms, provisions, covenants and restrictions without including any of such provision of term which may be hereafter declared invalid, void or unenforceable.

         IN  WITNESS  WHEREOF,   the  Company  has  caused  this   Option(Serial
Number:_________) to be executed by its officer, thereunto duly authorized as of this 16th day of May, 1996.

                                    CHEUNG LABORATORIES, INC.

                                    By:___________________________
                                       Signature

                                    By: Augustine Y. Cheung
                                        -------------------
                                        Print Name

                                    Title: President and Chief Executive Officer
                                           -------------------------------------


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